Fair Value Of Financial Instruments	12 Months Ended
Dec. 31, 2011
Fair Value Of Financial Instruments [Abstract]
Fair Value Of Financial Instruments

Note 11 – Fair Value of Financial Instruments

The carrying amount of current assets and liabilities that are considered financial instruments approximates their fair value as of the dates presented. The carrying amount and estimated fair value of the Company's long-term debt are as follows:

	December 31,
	2011	2010

Carrying amount	$1,516,548	$1,560,389
Estimated fair value	1,592,411	1,483,816

Included within the Company's discontinued operations as of December 31, 2011 and 2010 is long-term debt of $40,662 and $40,932, respectively. The fair value of the Company's long-term debt as of December 31, 2011 and 2010 for its discontinued operation is $43,068 and $40,612, respectively. The fair value of long-term debt has been determined by discounting the future cash flows using current market interest rates for similar financial instruments of the same duration. The Company's customers' advances for construction have a carrying value of $66,198 and $65,250 at December 31, 2011 and 2010, respectively. Their relative fair values cannot be accurately estimated because future refund payments depend on several variables, including new customer connections, customer consumption levels and future rate increases. Portions of these non-interest bearing instruments are payable annually through 2026 and amounts not paid by the contract expiration dates become non-refundable. The fair value of these amounts would, however, be less than their carrying value due to the non-interest bearing feature.